                                                                    EXHIBIT 10.1

                        CASH AMERICA INTERNATIONAL, INC.

                        AMENDMENT NO. 1 TO NOTE AGREEMENT

                                                         As of September 7, 2004

To the Persons Named on
Annex 1 Hereto

Ladies and Gentlemen:

      Cash America International, Inc., a Texas corporation (hereinafter, the "COMPANY"), together with its successors and assigns, agrees with you as follows:

1.    PRELIMINARY STATEMENTS.

      1.1.  NOTE ISSUANCE, ETC.

      The Company issued and sold $42,500,000 in aggregate principal amount of its 7.20% Senior Notes due August 12, 2009 (as they may be amended, restated or otherwise modified from time to time, the "SENIOR NOTES") pursuant to that certain Note Agreement, dated as of August 12, 2002 (as in effect immediately prior to giving effect to the Amendments (as defined below) provided for hereby, the "EXISTING NOTE AGREEMENT", and as amended hereby, the "NOTE AGREEMENT"). The register for the registration and transfer of the Senior Notes indicates that the parties named in Annex 1 (the "CURRENT HOLDERS") to this Amendment No. 1 to Note Agreement (this "AMENDMENT AGREEMENT") are currently the holders of the entire outstanding principal amount of the Senior Notes.

2.    DEFINED TERMS.

      Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Note Agreement.

3.    AMENDMENTS TO THE EXISTING NOTE AGREEMENT.

      Subject to Section 5, the Existing Note Agreement is amended as provided for by this Amendment Agreement as follows:

      3.1. SECTION 2.01; DEFINITIONS. Section 2.01 of the Existing Note Agreement shall be and is hereby amended by inserting into such Section, in its proper alphabetical order, the following definition:

      "FOREIGN ENTITY SALES" means the sale by the Company or any Subsidiary of substantially all of the capital stock of each of (i) Harvey & Thompson Limited, a limited liability company organized under the laws of the United Kingdom, and
(ii) CAII Pantbelaning, AB, a joint stock company organized under the laws of Sweden."

      3.2. SECTION 2.01; DEFINITION OF CONSOLIDATED TANGIBLE NET WORTH. The definition of "CONSOLIDATED TANGIBLE NET WORTH" set forth in Section 2.01 of the Existing Note Agreement shall be and is hereby amended by adding, at the end thereof, the following:

      "For the avoidance of doubt, Consolidated Tangible Net Worth shall be calculated giving effect to all past and future gains and losses of Subsidiaries and other entities which are not Consolidated Subsidiaries, in each case as provided by GAAP."

      3.3. SECTION 5.07; ASSET SALE OFFER OF PREPAYMENT. Section 5 of the Existing Note Agreement is hereby amended by inserting a new Section 5.07 at the end thereof to read in its entirety as follows:

      "5.07 ASSET SALE OFFER OF PREPAYMENT.

      (a) Notice and Offer. In the event that the Company makes an offer (the "Prepayment Offer") to prepay the Notes pursuant to Section 8.16 hereof, the Company will give written notice of such offer to each holder of Notes by telecopy and, simultaneously with the sending of such telecopied notice, send a copy of such notice to each such holder via an overnight courier of international reputation. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder's Ratable Portion (defined in Section 8.16) on a date specified in such notice (the "Transfer Prepayment Date") that is not less than thirty (30) days and not more than forty-five (45) days after the date of such notice. If the Transfer Prepayment Date shall not be specified in such notice, the Transfer Prepayment Date shall be the thirtieth (30th) day after the date of such notice. If the Company shall not have received a written response to such notice from a holder of Notes within ten (10) days after the delivery of such telecopied notice to such holder of Notes, then the Company shall immediately send a second written notice via an overnight courier of international reputation to each such holder of Notes who shall not have previously responded to the Company.

      (b) Acceptance and Payment. To accept such Prepayment Offer, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company not later than twenty (20) days after the date of such first written notice (or not later than ten (10) days in the case of such second written notice) from the Company, provided, that failure to respond to such offer in writing within ten (10) days after the delivery of the second written notice shall be deemed to be acceptance of the Prepayment Offer. If so accepted, such offered prepayment equal to not less than such holder's Ratable Portion shall be due and payable on the Transfer Prepayment Date. Such offered prepayment shall be made at one hundred percent (100%) of the principal amount of such Notes being so prepaid, together with interest and Make-Whole Amount on such principal amount then being prepaid accrued to and calculated as of the Transfer Prepayment Date. Two (2) Business Days prior to the making of any such prepayment, the Company shall deliver to each accepting holder of Notes by facsimile transmission a certificate of a senior financial officer of the Company, specifying the details of the calculation of such Ratable Portion and applicable Make Whole Amount as of such Transfer Prepayment Date.

      (c) Officer's Certificate. Each offer to prepay the Notes pursuant to this
      Section 5.07 shall be accompanied by a certificate, executed by a senior financial officer of the Company and dated the date of such offer, specifying:

            (i) the Transfer Prepayment Date and the applicable Ratable Portion for each holder of Notes;

            (ii) that such offer is being made pursuant to Section 5.07 and
      Section 8.16 of this Agreement;

            (iv) the principal amount of each Note offered to be prepaid;

            (v) the interest that would be due on each such Note offered to be prepaid, accrued to the date fixed for payment; and

            (vi) a calculation of the applicable Make Whole Amount as of the date of such notice (assuming the Notes were being prepaid on such date)

      (d) Effect of Prepayment. Each prepayment in respect of the Notes pursuant to this Section 5.07 shall be applied to reduce ratably all remaining payments then due on the Notes as provided in Section 5.01.

      (e) Notice Concerning Status of Holders of Notes. Promptly after each Transfer Prepayment Date and the making of all prepayments contemplated on such Transfer Prepayment Date under this Section 5.07 (and, in any event, within thirty (30) days thereafter), the Company shall deliver to each holder of Notes a certificate signed by a senior financial officer of the Company containing a list of the then current holders of Notes (together with their addresses) and setting forth as to each such holder the outstanding principal amount of Notes held by such holder at such time."

      3.4. SECTION 8; AFFIRMATIVE COVENANTS. Section 8 of the Existing Note Agreement is hereby amended by inserting a new Section 8.16 at the end thereof to read in its entirety as follows:

      "8.16 ACQUISITION/PREPAYMENT.

      On or before November 1, 2005 the Company shall have either:

            (a) Acquired all of the capital stock of each of CAMCO, Inc., a Nevada corporation and Superpawn, Inc., a Nevada corporation; or

            (b) repaid Indebtedness for Borrowed Money of the Company (other than Indebtedness for Borrowed Money owing to the Company or any of its Affiliates and Indebtedness for Borrowed Money in respect of any revolving credit or similar credit facility providing the Company with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Indebtedness for Borrowed Money the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of the funds applied to the payment of such Indebtedness for Borrowed Money) which by its terms is not subordinated in right of payment to the Notes ("Payment Indebtedness"); provided that in that course of making such repayment the Company shall offer to prepay each outstanding Note in accordance with Section 5.07 in a principal amount which, when added to the Make-Whole Amount applicable thereto, equals the Ratable Portion for such Note. If any holder of a Note fails to accept such prepayment, then, for purposes of the preceding sentence only, the Company nevertheless will be deemed to have paid Payment Indebtedness in an amount equal to the Ratable Portion in respect of such Note. As used herein the term "Ratable Portion" in respect of a holder of Notes means the product of (x) the Remaining Proceeds Amount multiplied by (y) a fraction the numerator of which is the outstanding principal amount of Notes held by such holder and the denominator of which is the aggregate principal amount of Payment Indebtedness then outstanding (including Payment Indebtedness evidenced by the Notes) that will receive or be offered any portion of such repayment (calculated immediately prior to such repayment and offer). As used herein the term "Remaining Proceeds Amount" shall be an amount equal to the greater of (1) zero (0) and (2) the result of (A) $80,000,000 minus (B) the aggregate cash consideration paid by the Company to acquire one or more operating businesses engaged in the same line of business as the Company during the period beginning September 1, 2004 and ending November 1, 2005."

      3.5. SECTION 9.02; CONSOLIDATED TANGIBLE NET WORTH. Section 9.02 of the Existing Note Agreement shall be and is hereby amended and replaced in its entirety to read as follows:

            "9.02 CONSOLIDATED TANGIBLE NET WORTH.

            (a) If, on or before November 1, 2005, the Company has acquired all the capital stock of each of CAMCO, Inc., a Nevada corporation and Superpawn, Inc., a Nevada corporation, then the Company will not permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $66,676,000 plus (ii) 50% of Consolidated Adjusted Net Income (but only if positive) for each Fiscal Quarter ending on or after August 12, 2002.

            (b) If, on or before November 1, 2005, the Company has not (i) acquired all the capital stock of each of CAMCO, Inc., a Nevada corporation and Superpawn, Inc., a Nevada corporation or (ii) completed at least $80,000,000 of replacement acquisitions, then the Company will not permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $93,000,000 plus (ii) 50% of Consolidated Adjusted Net Income (but only if positive) for each Fiscal Quarter ending on or after the Closing Date."

      3.6. SECTION 9.14; LIMITATION ON SALE OR ISSUANCE OF SUBSIDIARY STOCK. Each of Sections 9.14(a) and 9.14(b) of the Existing Note Agreement shall be and is hereby amended by adding at the end of each such Section the following:
"Notwithstanding the foregoing, the Company or any Subsidiary may at any time prior to November 1, 2004 complete any one or more Foreign Entity Sales so long as no Default or Event of Default exists at the time of such Foreign Entity Sale."

      3.7. SECTION 9.15; LIMITATION ON SALE OF PROPERTIES. Section 9.15 of the Existing Note Agreement shall be and is hereby amended by inserting the following sentence at the end of such Section, to read in its entirety as follows:

      "Notwithstanding the foregoing, the Company or any Subsidiary may at any time prior to November 1, 2004 complete any one or more Foreign Entity Sales, so long as no Default or Event of Default exists at the time of such Foreign Entity Sale."

Such amendments are referred to herein, collectively, as the "AMENDMENTS."

4.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      To induce you to enter into this Amendment Agreement and to consent to the Amendments, the Company represents and warrants to you as follows:

      4.1.  FULL DISCLOSURE.

      Neither the financial statements and other certificates previously provided to each of the Current Holders pursuant to the provisions of the Existing Note Agreement nor the statements made in this Amendment Agreement nor any other written statements furnished to each of the Current Holders by or on behalf of the Company in connection with the proposal and negotiation of the transactions contemplated hereby, taken as a whole, contained any untrue statement of a material fact or omitted a material fact necessary to make the statements contained therein and herein not misleading, in each case as of the time such financial statements or certificates were provided or such statements were made or furnished. There is no fact known to the Company relating to any event or circumstance that has occurred or arisen since the Closing Date that the Company has not disclosed to each of the Current Holders in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a Material Adverse Effect.

      4.2.  POWER AND AUTHORITY.

      The Company has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.

      4.3.  DUE AUTHORIZATION.

      This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally and subject to the availability of equitable remedies.

      4.4.  NO DEFAULTS.

      No event has occurred and no condition exists that, upon the execution and delivery of this Amendment Agreement, would constitute a Default or an Event of Default.

5.    EFFECTIVENESS OF AMENDMENTS.

      The Amendments shall become effective as of the first date written above (the "EFFECTIVE DATE") upon the satisfaction of all of the following conditions precedent:

      5.1.  EXECUTION AND DELIVERY OF THIS AMENDMENT AGREEMENT.

      The Company and each of the Current Holders shall have executed and delivered this Amendment Agreement.

      5.2.  NEW BANK LOAN AGREEMENT CONSENT.

      Each of the Current Holders shall have received an executed amendment by and among the Company, Wells Fargo Bank Texas, National Association and the other Lenders party to the New Bank Loan Agreement, permitting the Company's sale of each of (i) Harvey & Thompson Limited, a limited liability company organized under the laws of the United Kingdom, and (ii) Svensk Pantbelaning Service, AB, a joint stock company organized under the laws of Sweden, and waiving the Company's compliance with various sections of the New Bank Loan Agreement with respect to such sale.

      5.3.  GUARANTORS.

      Each Guarantor which delivered a Joint and Several Guaranty shall have executed and delivered to you the Consent and Reaffirmation attached hereto as Exhibit A.

      5.4.  AMENDMENT FEE.

      The Company shall have paid each holder of a Note a fee in an amount equal to the product of (a) 0.10 percent (10 basis points) times (b) the outstanding principal amount of Notes held by such holder on the date hereof.

      5.5.  FEES AND EXPENSES.

      Whether or not the Amendments become effective, the Company will promptly (and in any event within thirty Business Days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating to this Amendment Agreement, including, but not limited to, the reasonable fees of your special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Amendment Agreement and any other documents related thereto. Nothing in this Section shall limit the Company's obligations pursuant to Section 11.02 of the Note Agreement.

6.    MISCELLANEOUS.

      6.1.  PART OF EXISTING NOTE AGREEMENT; FUTURE REFERENCES, ETC.

      This Amendment Agreement shall be construed in connection with and as a part of the Existing Note Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Existing Note Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.

      6.2.  COUNTERPARTS.

      This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

      6.3.  GOVERNING LAW.

      THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.

   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; NEXT PAGE IS SIGNATURE PAGE.]

      If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.

                                           CASH AMERICA INTERNATIONAL, INC.

                                           By:  /s/ David J. Clay
                                               ---------------------------------
                                           Name:    David J. Clay
                                           Title:   Vice President and Treasurer

      The foregoing Amendment Agreement is hereby accepted as of the date first above written. By its execution below, each of the undersigned represents that it is either the registered owner of one or more of the Senior Notes or is the beneficial owner of one or more of the Senior Notes and is authorized to enter into this Agreement in respect thereof.

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

      By: /s/ Estelle Simsolo
          ---------------------------------
      Name:   Estelle Simsolo
      Title:  Director-Private Placements

MINNESOTA LIFE INSURANCE COMPANY
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

      By: /s/ Robert W. Thompson
          ---------------------------------
      Name:  Robert W. Thompson
      Title: Vice President

FARM BUREAU LIFE INSURANCE COMPANY
OF MICHIGAN
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

      By: /s/ Robert W. Thompson
          ---------------------------------
      Name:   Robert W. Thompson
      Title:  Vice President

              [Signature Page to Amendment No. 1 to Note Agreement]

MTL INSURANCE COMPANY
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

      By: /s/ Robert W. Thompson
          ---------------------------------
      Name:   Robert W. Thompson
      Title:  Vice President

AMERICAN FIDELITY ASSURANCE COMPANY
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

      By: /s/ Robert W. Thompson
          ---------------------------------
      Name:   Robert W. Thompson
      Title:  Vice President

GREAT WESTERN INSURANCE COMPANY
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

      By: /s/ Robert W. Thompson
          ---------------------------------
      Name:   Robert W. Thompson
      Title:  Vice President

              [Signature Page to Amendment No. 1 to Note Agreement]

FARM BUREAU MUTUAL INSURANCE COMPANY
OF MICHIGAN
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

      By: /s/ James W. Tobin
          ---------------------------------
      Name:   James W. Tobin
      Title:  Vice President

FARM BUREAU GENERAL INSURANCE COMPANY
OF MICHIGAN
BY: ADVANTUS CAPITAL MANAGEMENT, INC.

      By: /s/ James W. Tobin
          ---------------------------------
      Name:   James W. Tobin
      Title:  Vice President

THE TRAVELERS INSURANCE COMPANY

      By: /s/ Denise T. Duffee
          ---------------------------------
      Name:   Denise T. Duffee
      Title:  Investment Officer

              [Signature Page to Amendment No. 1 to Note Agreement]

                                     ANNEX 1

                                 CURRENT HOLDERS

Teachers Insurance and Annuity Association of America
Minnesota Life Insurance Company
Farm Bureau Life Insurance Company of Michigan
MTL Insurance Company
American Fidelity Assurance Company
Great Western Insurance Company
Farm Bureau Mutual Insurance Company of Michigan
Farm Bureau General Insurance Company of Michigan
The Travelers Insurance Company

                                    EXHIBIT A

                            CONSENT AND REAFFIRMATION

      Each of the undersigned (the "GUARANTORS") hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 1 to Note Agreement (the "FIRST AMENDMENT"); (ii) consents to the Company's execution and delivery thereof;
(iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Company to the holders of the Notes pursuant to the terms of those certain Joint and Several Guaranties, entered into by the Guarantors pursuant to the terms of the Note Agreement (collectively, the "GUARANTY"), and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the First Amendment and has acknowledged and agreed to same, such Guarantors understand that the holders of the Notes have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors' acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

      In witness whereof, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such First Amendment.

                                        GUARANTORS

                        BRONCO PAWN & GUN, INC., AN OKLAHOMA CORPORATION
                        CASH AMERICA FINANCIAL SERVICES, INC.,
                         A DELAWARE CORPORATION
                        CASH AMERICA FRANCHISING, INC.
                        CASH AMERICA HOLDING, INC.
                        CASH AMERICA MANAGEMENT L.P.,
                         A DELAWARE LIMITED PARTNERSHIP, BY ITS GENERAL PARTNER,
                        CASH AMERICA HOLDING, INC.
                        CASH AMERICA OF MISSOURI, INC.
                        CASH AMERICA PAWN L.P., A DELAWARE LIMITED PARTNERSHIP,
                         BY ITS GENERAL PARTNER, CASH AMERICA HOLDING, INC.
                        CASH AMERICA PAWN, INC. OF OHIO
                        CASH AMERICA, INC.
                        CASH AMERICA, INC. OF ALABAMA
                        CASH AMERICA, INC. OF COLORADO
                        CASH AMERICA, INC. OF ILLINOIS, AN ILLINOIS CORPORATION CASH AMERICA, INC. OF INDIANA
                        CASH AMERICA, INC. OF KENTUCKY
                        CASH AMERICA, INC. OF LOUISIANA
                        CASH AMERICA, INC. OF NORTH CAROLINA
                        CASH AMERICA, INC. OF OKLAHOMA
                        CASH AMERICA, INC. OF SOUTH CAROLINA
                        CASH AMERICA, INC. OF TENNESSEE
                        CASH AMERICA, INC. OF UTAH

      [Signature page to Consent and Reaffirmation re: 2002 Note Agreement]

                        DOC HOLLIDAY'S PAWNBROKERS & JEWELLERS, INC.,
                         A DELAWARE CORPORATION
                        EXPRESS CASH INTERNATIONAL CORPORATION
                        FLORIDA CASH AMERICA, INC.
                        GAMECOCK PAWN & GUN, INC., A SOUTH CAROLINA CORPORATION GEORGIA CASH AMERICA, INC.
                        HORNET PAWN & GUN, INC., A NORTH CAROLINA CORPORATION LONGHORN PAWN & GUN, INC., A TEXAS CORPORATION
                        MR. PAYROLL CORPORATION, A DELAWARE CORPORATION
                        TIGER PAWN & GUN, INC., A TENNESSEE CORPORATION
                        UPTOWN CITY PAWNERS, INC., AN ILLINOIS CORPORATION VINCENT'S JEWELERS AND LOAN, INC.
                        CASHLAND FINANCIAL SERVICES, INC.
                        CASH AMERICA ADVANCE, INC.
                        RATI HOLDING, INC.

                        By: /s/ David J. Clay
                            -----------------------------------------------
                        Name:   David J. Clay
                        Title:  Treasurer for All

                        CASH AMERICA INTERNATIONAL, INC.

                        By: /s/ David J. Clay
                            -----------------------------------------------
                        Name:   David  J. Clay
                        Title:  Vice President and Treasurer

      [Signature page to Consent and Reaffirmation re: 2002 Note Agreement]

                        CASH AMERICA INTERNATIONAL, INC.

                       SUPPLEMENT NO. 5 TO NOTE AGREEMENT

                                                         As of September 7, 2004

To the Persons Named on
Annex 1 Hereto

Ladies and Gentlemen:

      Cash America International, Inc., a Texas corporation (hereinafter, the "COMPANY"), together with its successors and assigns, agrees with you as follows:

1.    PRELIMINARY STATEMENTS.

      1.1.  NOTE ISSUANCE, ETC.

      The Company issued and sold $30,000,000 in aggregate principal amount of its 7.10% Senior Notes due January 2, 2008 (as they may be amended, restated or otherwise modified from time to time, the "SENIOR NOTES") pursuant to that certain Note Agreement, dated as of December 1, 1997 (as amended by each of (i) that certain First Supplement to 1997 Note Agreement, dated as of December 31, 1998, (ii) that certain Second Supplement to 1997 Note Agreement, dated as of September 29, 1999, (iii) that certain Third Supplement to 1997 Note Agreement, dated as of June 30, 2000, and (iv) that certain Fourth Supplement to 1997 Note Agreement, dated as of September 30, 2001, and as in effect immediately prior to giving effect to the Amendments (as defined below) provided for hereby, the "EXISTING NOTE AGREEMENT", and as amended hereby, the "NOTE AGREEMENT"). The register for the registration and transfer of the Senior Notes indicates that the parties named in Annex 1 (the "CURRENT HOLDERS") to this Supplement No. 5 to Note Agreement (this "AMENDMENT AGREEMENT") are currently the holders of the entire outstanding principal amount of the Senior Notes.

2.    DEFINED TERMS.

      Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Note Agreement.

3.    AMENDMENTS TO THE EXISTING NOTE AGREEMENT.

      Subject to Section 5, the Existing Note Agreement is amended as provided for by this Amendment Agreement as follows:

      3.1. SECTION 2.01; DEFINITIONS. Section 2.01 of the Existing Note Agreement shall be and is hereby amended by inserting into such Section, in its proper alphabetical order, the following definition:

      "Foreign Entity Sales" means the sale by the Company or any Subsidiary of substantially all of the capital stock of each of (i) Harvey & Thompson Limited, a limited liability company organized under the laws of the United Kingdom, and (ii) CAII Pantbelaning, AB, a joint stock company organized under the laws of Sweden."

      3.2. SECTION 2.01; DEFINITION OF CONSOLIDATED TANGIBLE NET WORTH. The definition of "Consolidated Tangible Net Worth" set forth in Section 2.01 of the Existing Note Agreement shall be and is hereby amended by adding, at the end thereof, the following:

      "For the avoidance of doubt, Consolidated Tangible Net Worth shall be calculated giving effect to all past and future gains and losses of Subsidiaries and other entities which are not Consolidated Subsidiaries, in each case as provided by GAAP."

      3.3. SECTION 5.07; ASSET SALE OFFER OF PREPAYMENT. Section 5 of the Existing Note Agreement is hereby amended by inserting a new Section 5.07 at the end thereof to read in its entirety as follows:

      "Section 5.07; Asset Sale Offer of Prepayment.

      (a) Notice and Offer. In the event that the Company makes an offer (the "Prepayment Offer") to prepay the Notes pursuant to Section 8.15 hereof, the Company will give written notice of such offer to each holder of Notes by telecopy and, simultaneously with the sending of such telecopied notice, send a copy of such notice to each such holder via an overnight courier of international reputation. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder's Ratable Portion (defined in Section 8.15) on a date specified in such notice (the "Transfer Prepayment Date") that is not less than thirty (30) days and not more than forty-five (45) days after the date of such notice. If the Transfer Prepayment Date shall not be specified in such notice, the Transfer Prepayment Date shall be the thirtieth (30th) day after the date of such notice. If the Company shall not have received a written response to such notice from a holder of Notes within ten (10) days after the delivery of such telecopied notice to such holder of Notes, then the Company shall immediately send a second written notice via an overnight courier of international reputation to each such holder of Notes who shall not have previously responded to the Company.

      (b) Acceptance and Payment. To accept such Prepayment Offer, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company not later than twenty (20) days after the date of such first written notice (or not later than ten (10) days in the case of such second written notice) from the Company, provided, that failure to respond to such offer in writing within ten (10) days after the delivery of the second written notice shall be deemed to be acceptance of the Prepayment Offer. If so accepted, such offered prepayment equal to not less than such holder's Ratable Portion shall be due and payable on the Transfer Prepayment Date. Such offered prepayment shall be made at one hundred percent (100%) of the principal amount of such Notes being so prepaid, together with interest and Make-Whole Amount on such principal amount then being prepaid accrued to and calculated as of the Transfer Prepayment Date. Two (2) Business Days prior to the making of any such prepayment, the Company shall deliver to each accepting holder of Notes by facsimile transmission a certificate of a senior financial officer of the Company, specifying the details of the calculation of such Ratable Portion and applicable Make Whole Amount as of such Transfer Prepayment Date.

      (c) Officer's Certificate. Each offer to prepay the Notes pursuant to this
      Section 5.07 shall be accompanied by a certificate, executed by a senior financial officer of the Company and dated the date of such offer, specifying:

            (i) the Transfer Prepayment Date and the applicable Ratable Portion for each holder of Notes;

            (ii) that such offer is being made pursuant to Section 5.07 and
      Section 8.15 of this Agreement;

            (iv) the principal amount of each Note offered to be prepaid;

            (v) the interest that would be due on each such Note offered to be prepaid, accrued to the date fixed for payment; and

            (vi) a calculation of the applicable Make Whole Amount as of the date of such notice (assuming the Notes were being prepaid on such date)

      (d) Effect of Prepayment. Each prepayment in respect of the Notes pursuant to this Section 5.07 shall be applied to reduce ratably all remaining payments then due on the Notes as provided in Section 5.01.

      (e) Notice Concerning Status of Holders of Notes. Promptly after each Transfer Prepayment Date and the making of all prepayments contemplated on such Transfer Prepayment Date under this Section 5.07 (and, in any event, within thirty (30) days thereafter), the Company shall deliver to each holder of Notes a certificate signed by a senior financial officer of the Company containing a list of the then current holders of Notes (together with their addresses) and setting forth as to each such holder the outstanding principal amount of Notes held by such holder at such time."

      3.4. SECTION 8; AFFIRMATIVE COVENANTS. Section 8 of the Existing Note Agreement is hereby amended by inserting a new Section 8.15 at the end thereof to read in its entirety as follows:

      "Section 8.15 Acquisition/Prepayment.

      On or before November 1, 2005 the Company shall have either:

            (a) Acquired all of the capital stock of each of CAMCO, Inc., a Nevada corporation and SuperPawn, Inc., a Nevada corporation; or

            (b) repaid Indebtedness for Borrowed Money of the Company (other than Indebtedness for Borrowed Money owing to the Company or any of its Affiliates and Indebtedness for Borrowed Money in respect of any revolving credit or similar credit facility providing the Company with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Indebtedness for Borrowed Money the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of the funds applied to the payment of such Indebtedness for Borrowed Money) which by its terms is not subordinated in right of payment to the Notes ("Payment Indebtedness"); provided that in that course of making such repayment the Company shall offer to prepay each outstanding Note in accordance with Section 5.07 in a principal amount which, when added to the Make-Whole Amount applicable thereto, equals the Ratable Portion for such Note. If any holder of a Note fails to accept such prepayment, then, for purposes of the preceding sentence only, the Company nevertheless will be deemed to have paid Payment Indebtedness in an amount equal to the Ratable Portion in respect of such Note. As used herein the term "Ratable Portion" in respect of a holder of Notes means the product of (x) the Remaining Proceeds Amount multiplied by (y) a fraction the numerator of which is the outstanding principal amount of Notes held by such holder and the denominator of which is the aggregate principal amount of Payment Indebtedness then outstanding (including Payment Indebtedness evidenced by the Notes) that will receive or be offered any portion of such repayment (calculated immediately prior to such repayment and offer). As used herein the term "Remaining Proceeds Amount" shall be an amount equal to the greater of (1) zero
            (0) and (2) the result of (A) $80,000,000 minus (B) the aggregate cash consideration paid by the Company to acquire one or more operating businesses engaged in the same line of business as the Company during the period beginning September 1, 2004 and ending November 1, 2005."

      3.5. SECTION 9.02; CONSOLIDATED TANGIBLE NET WORTH. Section 9.02 of the Existing Note Agreement shall be and is hereby amended and replaced in its entirety to read as follows:

            "Section 9.02 Consolidated Tangible Net Worth.

            (a) If, on or before November 1, 2005, the Company has acquired all the capital stock of each of CAMCO, Inc., a Nevada corporation and SuperPawn, Inc., a Nevada corporation, then the Company will not permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $66,676,000 plus (ii) 50% of Consolidated Adjusted Net Income (but only if positive) for each Fiscal Quarter ending on or after August 12, 2002.

            (b) If, on or before November 1, 2005, the Company has not (i) acquired all the capital stock of each of CAMCO, Inc., a Nevada corporation and SuperPawn, Inc., a Nevada corporation or (ii) completed at least $80,000,000 of replacement acquisitions, then the Company will not permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $30,625,000 plus (ii) 50% of Consolidated Adjusted Net Income (but only if positive) for each Fiscal Quarter ending on or after December 31, 1992."

      3.6. SECTION 9.14; LIMITATION ON SALE OR ISSUANCE OF SUBSIDIARY STOCK. Each of Sections 9.14(a) and 9.14(b) of the Existing Note Agreement shall be and is hereby amended by adding at the end of each such Section the following: "Notwithstanding the foregoing, the Company or any Subsidiary may at any time prior to November 1, 2004 complete any one or more Foreign Entity Sales so long as no Default or Event of Default exists at the time of such Foreign Entity Sale."

      3.7. SECTION 9.15; LIMITATION ON SALE OF PROPERTIES. Section 9.15 of the Existing Note Agreement shall be and is hereby amended by inserting the following sentence at the end of such Section, to read in its entirety as follows:

      "Notwithstanding the foregoing, the Company or any Subsidiary may at any time prior to November 1, 2004 complete any one or more Foreign Entity Sales, so long as no Default or Event of Default exists at the time of such Foreign Entity Sale."

Such amendments are referred to herein, collectively, as the "AMENDMENTS."

4.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      To induce you to enter into this Amendment Agreement and to consent to the Amendments, the Company represents and warrants to you as follows:

      4.1.  FULL DISCLOSURE.

      Neither the financial statements and other certificates previously provided to each of the Current Holders pursuant to the provisions of the Existing Note Agreement nor the statements made in this Amendment Agreement nor any other written statements furnished to each of the Current Holders by or on behalf of the Company in connection with the proposal and negotiation of the transactions contemplated hereby, taken as a whole, contained any untrue statement of a material fact or omitted a material fact necessary to make the statements contained therein and herein not misleading, in each case as of the time such financial statements or certificates were provided or such statements were made or furnished. There is no fact known to the Company relating to any event or circumstance that has occurred or arisen since the Closing Date that the Company has not disclosed to each of the Current Holders in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a Material Adverse Effect.

      4.2.  POWER AND AUTHORITY.

      The Company has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.

      4.3.  DUE AUTHORIZATION.

      This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally and subject to the availability of equitable remedies.

      4.4.  NO DEFAULTS.

      No event has occurred and no condition exists that, upon the execution and delivery of this Amendment Agreement, would constitute a Default or an Event of Default.

5.    EFFECTIVENESS OF AMENDMENTS.

      The Amendments shall become effective as of the first date written above (the "EFFECTIVE DATE") upon the satisfaction of all of the following conditions precedent:

      5.1.  EXECUTION AND DELIVERY OF THIS AMENDMENT AGREEMENT.

      The Company and each of the Current Holders shall have executed and delivered this Amendment Agreement.

      5.2.  NEW BANK LOAN AGREEMENT CONSENT.

      Each of the Current Holders shall have received an executed amendment by and among the Company, Wells Fargo Bank Texas, National Association and the other Lenders party to that certain Credit Agreement, dated as of August 14, 2002 (the "NEW BANK LOAN AGREEMENT"), permitting the Company's sale of each of
(i) Harvey & Thompson Limited, a limited liability company organized under the laws of the United Kingdom, and (ii) Svensk Pantbelaning Service, AB, a joint stock company organized under the laws of Sweden, and waiving the Company's compliance with various sections of the New Bank Loan Agreement with respect to such sale.

      5.3.  GUARANTORS.

      Each Guarantor which delivered a Joint and Several Guaranty shall have executed and delivered to you the Consent and Reaffirmation attached hereto as Exhibit A.

      5.4.  AMENDMENT FEE.

      The Company shall have paid each holder of a Note a fee in an amount equal to the product of (a) 0.10 percent (10 basis points) times (b) the outstanding principal amount of Notes held by such holder on the date hereof.

      5.5.  FEES AND EXPENSES.

      Whether or not the Amendments become effective, the Company will promptly (and in any event within thirty Business Days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating to this Amendment Agreement, including, but not limited to, the reasonable fees of your special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Amendment Agreement and any other documents related thereto. Nothing in this Section shall limit the Company's obligations pursuant to Section 11.02 of the Note Agreement.

6.    MISCELLANEOUS.

      6.1.  PART OF EXISTING NOTE AGREEMENT; FUTURE REFERENCES, ETC.

      This Amendment Agreement shall be construed in connection with and as a part of the Existing Note Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Existing Note Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.

      6.2.  COUNTERPARTS.

      This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

      6.3.  GOVERNING LAW.

      THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.

   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; NEXT PAGE IS SIGNATURE PAGE.]

      If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.

                                           CASH AMERICA INTERNATIONAL, INC.

                                           By: /s/ David J. Clay
                                               ---------------------------------
                                           Name:   David J. Clay
                                           Title:  Vice President and Treasurer

      The foregoing Amendment Agreement is hereby accepted as of the date first above written. By its execution below, each of the undersigned represents that it is either the registered owner of one or more of the Senior Notes or is the beneficial owner of one or more of the Senior Notes and is authorized to enter into this Agreement in respect thereof.

THE TRAVELERS INSURANCE COMPANY

By: /s/ Denise T. Duffee
    ------------------------------------
Name:   Denise T. Duffee
Title:  Investment Officer

THE TRAVELERS LIFE AND ANNUITY COMPANY

By: /s/ Denise T. Duffee
    ------------------------------------
Name:   Denise T. Duffee
Title:  Investment Officer

PRIMERICA LIFE INSURANCE COMPANY

By: /s/ Denise T. Duffee
    ------------------------------------
Name:   Denise T. Duffee
Title:  Investment Officer

             [Signature Page to Supplement No. 5 to Note Agreement]

NATIONWIDE LIFE INSURANCE COMPANY

By: /s/ Joseph P. Young
    ------------------------------------
Name:   Joseph P. Young
Title:  Authorized Signatory

NATIONWIDE LIFE INSURANCE COMPANY
(AS SUCCESSOR TO EMPLOYERS LIFE INSURANCE COMPANY
OF WAUSAU)

By: /s/ Joseph P. Young
    ------------------------------------
Name:   Joseph P. Young
Title:  Authorized Signatory

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By: /s/ Michael Boedeker
    ------------------------------------
Name:   Michael Boedeker
Title:  Sr. Vice President, Investments

MINNESOTA LIFE INSURANCE COMPANY
By: Advantus Capital Management, Inc.

By: /s/ Sean M. O'Connell
    ------------------------------------
Name:   Sean M. O'Connell
Title:  Vice President

             [Signature Page to Supplement No. 5 to Note Agreement]

                                     ANNEX 1

                                 CURRENT HOLDERS

The Travelers Insurance Company
The Travelers Life and Annuity Company
Primerica Life Insurance Company
Nationwide Life Insurance Company
Employers Life Insurance Company of Wausau
Ohio National Life Assurance Corporation
The Minnesota Mutual Life Insurance Company

                                    EXHIBIT A

                            CONSENT AND REAFFIRMATION

      Each of the undersigned (the "GUARANTORS") hereby (i) acknowledges receipt of a copy of the foregoing Supplement No. 5 to Note Agreement (the "FIFTH AMENDMENT"); (ii) consents to the Company's execution and delivery thereof;
(iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Company to the holders of the Notes pursuant to the terms of those certain Joint and Several Guaranties, entered into by the Guarantors pursuant to the terms of the Note Agreement (collectively, the "GUARANTY"), and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the Fifth Amendment and has acknowledged and agreed to same, such Guarantors understand that the holders of the Notes have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors' acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

      In witness whereof, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Fifth Amendment.

                                        GUARANTORS

                        BRONCO PAWN & GUN, INC., AN OKLAHOMA CORPORATION
                        CASH AMERICA FINANCIAL SERVICES, INC.,
                         A DELAWARE CORPORATION
                        CASH AMERICA FRANCHISING, INC.
                        CASH AMERICA HOLDING, INC.
                        CASH AMERICA MANAGEMENT L.P.,
                         A DELAWARE LIMITED PARTNERSHIP, BY ITS GENERAL PARTNER,
                        CASH AMERICA HOLDING, INC.
                        CASH AMERICA OF MISSOURI, INC.
                        CASH AMERICA PAWN L.P., A DELAWARE LIMITED PARTNERSHIP,
                         BY ITS GENERAL PARTNER, CASH AMERICA HOLDING, INC.
                        CASH AMERICA PAWN, INC. OF OHIO
                        CASH AMERICA, INC.
                        CASH AMERICA, INC. OF ALABAMA
                        CASH AMERICA, INC. OF COLORADO
                        CASH AMERICA, INC. OF ILLINOIS, AN ILLINOIS CORPORATION CASH AMERICA, INC. OF INDIANA
                        CASH AMERICA, INC. OF KENTUCKY
                        CASH AMERICA, INC. OF LOUISIANA
                        CASH AMERICA, INC. OF NORTH CAROLINA
                        CASH AMERICA, INC. OF OKLAHOMA
                        CASH AMERICA, INC. OF SOUTH CAROLINA
                        CASH AMERICA, INC. OF TENNESSEE
                        CASH AMERICA, INC. OF UTAH
                        DOC HOLLIDAY'S PAWNBROKERS & JEWELLERS, INC.,
                         A DELAWARE CORPORATION

                        EXPRESS CASH INTERNATIONAL CORPORATION
                        FLORIDA CASH AMERICA, INC.
                        GAMECOCK PAWN & GUN, INC., A SOUTH CAROLINA CORPORATION GEORGIA CASH AMERICA, INC.
                        HORNET PAWN & GUN, INC., A NORTH CAROLINA CORPORATION LONGHORN PAWN & GUN, INC., A TEXAS CORPORATION
                        MR. PAYROLL CORPORATION, A DELAWARE CORPORATION
                        TIGER PAWN & GUN, INC., A TENNESSEE CORPORATION
                        UPTOWN CITY PAWNERS, INC., AN ILLINOIS CORPORATION VINCENT'S JEWELERS AND LOAN, INC.
                        CASHLAND FINANCIAL SERVICES, INC.
                        CASH AMERICA ADVANCE, INC.
                        RATI HOLDING, INC.

                        By: /s/ David J. Clay
                            ---------------------------------------
                        Name:   David J. Clay
                        Title:  Treasurer for All

                        CASH AMERICA INTERNATIONAL, INC.

                        By: /s/ David J. Clay
                            ---------------------------------------
                        Name:   David J. Clay
                        Title:  Vice President and Treasurer

                        CASH AMERICA INTERNATIONAL, INC.

                       SUPPLEMENT NO. 8 TO NOTE AGREEMENT

                                                         As of September 7, 2004

To the Persons Named on
Annex 1 Hereto

Ladies and Gentlemen:

      Cash America International, Inc., a Texas corporation (hereinafter, the "COMPANY"), together with its successors and assigns, agrees with you as follows:

1.    PRELIMINARY STATEMENTS.

      1.1.  NOTE ISSUANCE, ETC.

      The Company issued and sold $20,000,000 in aggregate principal amount of its 8.14% Senior Notes due July 7, 2007 (as they may be amended, restated or otherwise modified from time to time, the "SENIOR NOTES") pursuant to that certain Note Agreement, dated as of July 7, 1995 (as amended by each of (i) that certain First Supplement to 1995 Note Agreement, dated as of November 10, 1995,
(ii) that certain Second Supplement to 1995 Note Agreement, dated as of December 30, 1996, (iii) that certain Third Supplement to 1995 Note Agreement, dated as of December 30, 1997, (iv) that certain Fourth Supplement to 1995 Note Agreement, dated as of December 31, 1998, (v) that certain Fifth Supplement to 1995 Note Agreement, dated as of September 29, 1999, (vi) that certain Sixth Supplement to 1995 Note Agreement, dated as of June 30, 2000, and (vii) that certain Seventh Supplement to 1995 Note Agreement, dated as of September 30, 2001, and as in effect immediately prior to giving effect to the Amendments (as defined below) provided for hereby, the "EXISTING NOTE AGREEMENT", and as amended hereby, the "NOTE AGREEMENT"). The register for the registration and transfer of the Senior Notes indicates that the parties named in Annex 1 (the "CURRENT HOLDERS") to this Supplement No. 8 to Note Agreement (this "AMENDMENT AGREEMENT") are currently the holders of the entire outstanding principal amount of the Senior Notes.

2.    DEFINED TERMS.

      Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Note Agreement.

3.    AMENDMENTS TO THE EXISTING NOTE AGREEMENT.

      Subject to Section 5, the Existing Note Agreement is amended as provided for by this Amendment Agreement as follows:

      3.1. SECTION 2.01; DEFINITIONS. Section 2.01 of the Existing Note Agreement shall be and is hereby amended by inserting into such Section, in its proper alphabetical order, the following definition:

      "Foreign Entity Sales" means the sale by the Company or any Subsidiary of substantially all of the capital stock of each of (i) Harvey & Thompson Limited, a limited liability company organized under the laws of the United Kingdom, and
(ii) CAII Pantbelaning, AB, a joint stock company organized under the laws of Sweden."

      3.2. SECTION 2.01; DEFINITION OF CONSOLIDATED TANGIBLE NET WORTH. The definition of "Consolidated Tangible Net Worth" set forth in Section 2.01 of the Existing Note Agreement shall be and is hereby amended by adding, at the end thereof, the following:

      "For the avoidance of doubt, Consolidated Tangible Net Worth shall be calculated giving effect to all past and future gains and losses of Subsidiaries and other entities which are not Consolidated Subsidiaries, in each case as provided by GAAP."

      3.3. SECTION 5.07; ASSET SALE OFFER OF PREPAYMENT. Section 5 of the Existing Note Agreement is hereby amended by inserting a new Section 5.07 at the end thereof to read in its entirety as follows:

      "SECTION 5.07. Asset Sale Offer of Prepayment.

      (a) Notice and Offer. In the event that the Company makes an offer (the "Prepayment Offer") to prepay the Notes pursuant to Section 8.15 hereof, the Company will give written notice of such offer to each holder of Notes by telecopy and, simultaneously with the sending of such telecopied notice, send a copy of such notice to each such holder via an overnight courier of international reputation. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder's Ratable Portion (defined in Section 8.15) on a date specified in such notice (the "Transfer Prepayment Date") that is not less than thirty (30) days and not more than forty-five (45) days after the date of such notice. If the Transfer Prepayment Date shall not be specified in such notice, the Transfer Prepayment Date shall be the thirtieth (30th) day after the date of such notice. If the Company shall not have received a written response to such notice from a holder of Notes within ten (10) days after the delivery of such telecopied notice to such holder of Notes, then the Company shall immediately send a second written notice via an overnight courier of international reputation to each such holder of Notes who shall not have previously responded to the Company.

      (b) Acceptance and Payment. To accept such Prepayment Offer, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company not later than twenty (20) days after the date of such first written notice (or not later than ten (10) days in the case of such second written notice) from the Company, provided, that failure to respond to such offer in writing within ten (10) days after the delivery of the second written notice shall be deemed to be acceptance of the Prepayment Offer. If so accepted, such offered prepayment equal to not less than such holder's Ratable Portion shall be due and payable on the Transfer Prepayment Date. Such offered prepayment shall be made at one hundred percent (100%) of the principal amount of such Notes being so prepaid, together with interest and Make-Whole Amount on such principal amount then being prepaid accrued to and calculated as of the Transfer Prepayment Date. Two (2) Business

      Days prior to the making of any such prepayment, the Company shall deliver to each accepting holder of Notes by facsimile transmission a certificate of a senior financial officer of the Company, specifying the details of the calculation of such Ratable Portion and applicable Make Whole Amount as of such Transfer Prepayment Date.

      (c) Officer's Certificate. Each offer to prepay the Notes pursuant to this
      Section 5.07 shall be accompanied by a certificate, executed by a senior financial officer of the Company and dated the date of such offer, specifying:

            (i) the Transfer Prepayment Date and the applicable Ratable Portion for each holder of Notes;

            (ii) that such offer is being made pursuant to Section 5.07 and
      Section 8.15 of this Agreement;

            (iv) the principal amount of each Note offered to be prepaid;

            (v) the interest that would be due on each such Note offered to be prepaid, accrued to the date fixed for payment; and

            (vi) a calculation of the applicable Make Whole Amount as of the date of such notice (assuming the Notes were being prepaid on such date)

      (d) Effect of Prepayment. Each prepayment in respect of the Notes pursuant to this Section 5.07 shall be applied to reduce ratably all remaining payments then due on the Notes as provided in Section 5.01.

      (e) Notice Concerning Status of Holders of Notes. Promptly after each Transfer Prepayment Date and the making of all prepayments contemplated on such Transfer Prepayment Date under this Section 5.07 (and, in any event, within thirty (30) days thereafter), the Company shall deliver to each holder of Notes a certificate signed by a senior financial officer of the Company containing a list of the then current holders of Notes (together with their addresses) and setting forth as to each such holder the outstanding principal amount of Notes held by such holder at such time."

      3.4. SECTION 8; AFFIRMATIVE COVENANTS. Section 8 of the Existing Note Agreement is hereby amended by inserting a new Section 8.15 at the end thereof to read in its entirety as follows:

      "SECTION 8.15. Acquisition/Prepayment.

      On or before November 1, 2005 the Company shall have either:

            (a) Acquired all of the capital stock of each of CAMCO, Inc., a Nevada corporation and SuperPawn, Inc., a Nevada corporation; or

            (b) repaid Indebtedness for Borrowed Money of the Company (other than Indebtedness for Borrowed Money owing to the Company or any of its Affiliates and Indebtedness for Borrowed Money in respect of any revolving credit or similar credit facility providing the Company with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Indebtedness for Borrowed Money the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of the funds applied to the payment of such Indebtedness for Borrowed Money) which by its terms is not subordinated in right of payment to the Notes ("Payment Indebtedness"); provided that in that course of making such repayment the Company shall offer to prepay each outstanding Note in accordance with Section 5.07 in a principal amount which, when added to the Make-Whole Amount applicable thereto, equals the Ratable Portion for such Note. If any holder of a Note fails to accept such prepayment, then, for purposes of the preceding sentence only, the Company nevertheless will be deemed to have paid Payment Indebtedness in an amount equal to the Ratable Portion in respect of such Note. As used herein the term "Ratable Portion" in respect of a holder of Notes means the product of (x) the Remaining Proceeds Amount multiplied by (y) a fraction the numerator of which is the outstanding principal amount of Notes held by such holder and the denominator of which is the aggregate principal amount of Payment Indebtedness then outstanding (including Payment Indebtedness evidenced by the Notes) that will receive or be offered any portion of such repayment (calculated immediately prior to such repayment and offer). As used herein the term "Remaining Proceeds Amount" shall be an amount equal to the greater of (1) zero (0) and (2) the result of (A) $80,000,000 minus (B) the aggregate cash consideration paid by the Company to acquire one or more operating businesses engaged in the same line of business as the Company during the period beginning September 1, 2004 and ending November 1, 2005."

      3.5. SECTION 9.02; CONSOLIDATED TANGIBLE NET WORTH. Section 9.02 of the Existing Note Agreement shall be and is hereby amended and replaced in its entirety to read as follows:

            "SECTION 9.02. Consolidated Tangible Net Worth.

            (a) If, on or before November 1, 2005, the Company has acquired all the capital stock of each of CAMCO, Inc., a Nevada corporation and SuperPawn, Inc., a Nevada corporation, then the Company will not permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $66,676,000 plus (ii) 50% of Consolidated Adjusted Net Income (but only if positive) for each Fiscal Quarter ending on or after August 12, 2002.

            (b) If, on or before November 1, 2005, the Company has not (i) acquired all the capital stock of each of CAMCO, Inc., a Nevada corporation and SuperPawn, Inc., a Nevada corporation or (ii) completed at least $80,000,000 of replacement acquisitions, then the Company will not permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $30,625,000 plus (ii) 50% of Consolidated Adjusted Net Income (but only if positive) for each Fiscal Quarter ending on or after December 31, 1992."

      3.6. SECTION 9.14; LIMITATION ON SALE OR ISSUANCE OF SUBSIDIARY STOCK. Each of Sections 9.14(a) and 9.14(b) of the Existing Note Agreement shall be and is hereby amended by adding at the end of each such Section the following:
"Notwithstanding the foregoing, the Company or any Subsidiary may at any time prior to November 1, 2004 complete any one or more Foreign Entity Sales so long as no Default or Event of Default exists at the time of such Foreign Entity Sale."

      3.7. SECTION 9.15; LIMITATION ON SALE OF PROPERTIES. Section 9.15 of the Existing Note Agreement shall be and is hereby amended by inserting the following sentence at the end of such Section, to read in its entirety as follows:

      "Notwithstanding the foregoing, the Company or any Subsidiary may at any time prior to November 1, 2004 complete any one or more Foreign Entity Sales, so long as no Default or Event of Default exists at the time of such Foreign Entity Sale."

Such amendments are referred to herein, collectively, as the "AMENDMENTS."

4.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      To induce you to enter into this Amendment Agreement and to consent to the Amendments, the Company represents and warrants to you as follows:

      4.1.  FULL DISCLOSURE.

      Neither the financial statements and other certificates previously provided to each of the Current Holders pursuant to the provisions of the Existing Note Agreement nor the statements made in this Amendment Agreement nor any other written statements furnished to each of the Current Holders by or on behalf of the Company in connection with the proposal and negotiation of the transactions contemplated hereby, taken as a whole, contained any untrue statement of a material fact or omitted a material fact necessary to make the statements contained therein and herein not misleading, in each case as of the time such financial statements or certificates were provided or such statements were made or furnished. There is no fact known to the Company relating to any event or circumstance that has occurred or arisen since the Closing Date that the Company has not disclosed to each of the Current Holders in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a Material Adverse Effect.

      4.2.  POWER AND AUTHORITY.

      The Company has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.

      4.3.  DUE AUTHORIZATION.

      This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally and subject to the availability of equitable remedies.

      4.4.  NO DEFAULTS.

      No event has occurred and no condition exists that, upon the execution and delivery of this Amendment Agreement, would constitute a Default or an Event of Default.

5.    EFFECTIVENESS OF AMENDMENTS.

      The Amendments shall become effective as of the first date written above (the "EFFECTIVE DATE") upon the satisfaction of all of the following conditions precedent:

      5.1.  EXECUTION AND DELIVERY OF THIS AMENDMENT AGREEMENT.

      The Company and each of the Current Holders shall have executed and delivered this Amendment Agreement.

      5.2.  NEW BANK LOAN AGREEMENT CONSENT.

      Each of the Current Holders shall have received an executed amendment by and among the Company, Wells Fargo Bank Texas, National Association and the other Lenders party to that certain Credit Agreement, dated as of August 14, 2002 (the "NEW BANK LOAN AGREEMENT"), permitting the Company's sale of each of
(i) Harvey & Thompson Limited, a limited liability company organized under the laws of the United Kingdom, and (ii) Svensk Pantbelaning Service, AB, a joint stock company organized under the laws of Sweden, and waiving the Company's compliance with various sections of the New Bank Loan Agreement with respect to such sale.

      5.3.  GUARANTORS.

      Each Guarantor which delivered a Joint and Several Guaranty shall have executed and delivered to you the Consent and Reaffirmation attached hereto as Exhibit A.

      5.4.  AMENDMENT FEE.

      The Company shall have paid each holder of a Note a fee in an amount equal to the product of (a) 0.10 percent (10 basis points) times (b) the outstanding principal amount of Notes held by such holder on the date hereof.

      5.5.  FEES AND EXPENSES.

      Whether or not the Amendments become effective, the Company will promptly (and in any event within thirty Business Days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating to this Amendment Agreement, including, but not limited to, the reasonable fees of your special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Amendment Agreement and any other documents related thereto. Nothing in this Section shall limit the Company's obligations pursuant to Section 11.02 of the Note Agreement.

6.    MISCELLANEOUS.

      6.1.  PART OF EXISTING NOTE AGREEMENT; FUTURE REFERENCES, ETC.

      This Amendment Agreement shall be construed in connection with and as a part of the Existing Note Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Existing Note Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.

      6.2.  COUNTERPARTS.

      This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

      6.3.  GOVERNING LAW.

      THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.

   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; NEXT PAGE IS SIGNATURE PAGE.]

      If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.

                                           CASH AMERICA INTERNATIONAL, INC.

                                           By: /s/ David J. Clay
                                               ---------------------------------
                                           Name:   David J. Clay
                                           Title:  Vice President and Treasurer

      The foregoing Amendment Agreement is hereby accepted as of the date first above written. By its execution below, each of the undersigned represents that it is either the registered owner of one or more of the Senior Notes or is the beneficial owner of one or more of the Senior Notes and is authorized to enter into this Agreement in respect thereof.

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

By: /s/ Estelle Simsolo
    ------------------------------------
Name:   Estelle Simsolo
Title:  Director-Private Placements

              [Signature Page to Amendment No. 8 to Note Agreement]

                                     ANNEX 1

                                 CURRENT HOLDERS

Teachers Insurance and Annuity Association of America

                                    EXHIBIT A

                            CONSENT AND REAFFIRMATION

      Each of the undersigned (the "GUARANTORS") hereby (i) acknowledges receipt of a copy of the foregoing Supplement No. 8 to Note Agreement (the "EIGHTH AMENDMENT"); (ii) consents to the Company's execution and delivery thereof;
(iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Company to the holders of the Notes pursuant to the terms of those certain Joint and Several Guaranties, entered into by the Guarantors pursuant to the terms of the Note Agreement (collectively, the "GUARANTY"), and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the Eighth Amendment and has acknowledged and agreed to same, such Guarantors understand that the holders of the Notes have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors' acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

      In witness whereof, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Eighth Amendment.

                                        GUARANTORS

                        BRONCO PAWN & GUN, INC., AN OKLAHOMA CORPORATION
                        CASH AMERICA FINANCIAL SERVICES, INC.,
                         A DELAWARE CORPORATION
                        CASH AMERICA FRANCHISING, INC.
                        CASH AMERICA HOLDING, INC.
                        CASH AMERICA MANAGEMENT L.P.,
                         A DELAWARE LIMITED PARTNERSHIP, BY ITS GENERAL PARTNER,
                        CASH AMERICA HOLDING, INC.
                        CASH AMERICA OF MISSOURI, INC.
                        CASH AMERICA PAWN L.P., A DELAWARE LIMITED PARTNERSHIP,
                         BY ITS GENERAL PARTNER, CASH AMERICA HOLDING, INC.
                        CASH AMERICA PAWN, INC. OF OHIO
                        CASH AMERICA, INC.
                        CASH AMERICA, INC. OF ALABAMA
                        CASH AMERICA, INC. OF COLORADO
                        CASH AMERICA, INC. OF ILLINOIS, AN ILLINOIS CORPORATION CASH AMERICA, INC. OF INDIANA
                        CASH AMERICA, INC. OF KENTUCKY
                        CASH AMERICA, INC. OF LOUISIANA
                        CASH AMERICA, INC. OF NORTH CAROLINA
                        CASH AMERICA, INC. OF OKLAHOMA
                        CASH AMERICA, INC. OF SOUTH CAROLINA
                        CASH AMERICA, INC. OF TENNESSEE
                        CASH AMERICA, INC. OF UTAH

                        DOC HOLLIDAY'S PAWNBROKERS & JEWELLERS, INC.,
                         A DELAWARE CORPORATION
                        EXPRESS CASH INTERNATIONAL CORPORATION
                        FLORIDA CASH AMERICA, INC.
                        GAMECOCK PAWN & GUN, INC., A SOUTH CAROLINA CORPORATION GEORGIA CASH AMERICA, INC.
                        HORNET PAWN & GUN, INC., A NORTH CAROLINA CORPORATION LONGHORN PAWN & GUN, INC., A TEXAS CORPORATION
                        MR. PAYROLL CORPORATION, A DELAWARE CORPORATION
                        TIGER PAWN & GUN, INC., A TENNESSEE CORPORATION
                        UPTOWN CITY PAWNERS, INC., AN ILLINOIS CORPORATION VINCENT'S JEWELERS AND LOAN, INC.
                        CASHLAND FINANCIAL SERVICES, INC.
                        CASH AMERICA ADVANCE, INC.
                        RATI HOLDING, INC.

                        By: /s/ David J. Clay
                            ---------------------------------
                        Name:   David J. Clay
                        Title:  Treasurer for All

                        CASH AMERICA INTERNATIONAL, INC.

                        By: /s/ David J. Clay
                            ---------------------------------
                        Name:   David J. Clay
                        Title:  Vice President and Treasurer